                                                                 EXHIBIT 10.5


                        DECEMBER STOCKHOLDERS AGREEMENT

         This Stockholders Agreement ("Agreement") is made and entered into this 31st day of December, 1996 by and among HMTF AudioNet Investors, a Texas general partnership whose principal place of business is located at 200 Crescent Court, Suite 1600, Dallas Texas, 75201-6950 ("HMTF"), Motorola, Inc., a Delaware corporation maintaining its principal place of business at 1303 E. Algonquin Road, Schaumbeurg, Illinois 60196 ("Motorola"), Premiere Radio Networks, Inc., a Delaware corporation maintaining its principal office at 15260 Ventura Boulevard, Suite 500, Sherman Oaks, California 91403 ("Premiere" and collectively with HMTF and Motorola, the "Investors"), AudioNet, Inc., a Delaware corporation whose principal place of business is located at 2929 Elm Street, Dallas, Texas 75226 (the "Company"), and certain Stockholders of the Company who have signed this Agreement (individually a "Stockholder" and collectively the "Stockholders").

         Whereas, the Stockholders currently own, beneficially and of record, in the aggregate 129,694 shares of the outstanding Shares of the Company (on a fully diluted basis). Schedule A hereto sets forth a true and correct list of the number of Shares of the Company owned by each Stockholder. The term "Shares" used herein shall mean shares of Common Stock, $0.01 par value ("Common Stock"), all securities convertible, directly or indirectly, into Common Stock and all other equity securities of the Company.

         Whereas, HMTF agreed to purchase 2,306 shares of Common Stock pursuant to a Stock Purchase Agreement between the Company and HMTF dated as of the date hereof ("Purchase Agreement").

         Whereas, Motorola and Premiere have purchased 12,262 and 9,810 shares, respectively, of Common Stock pursuant to stock purchase agreements with the Company.

         Whereas, a condition to HMTF's obligation to purchase such Common Stock pursuant to the Purchase Agreement is that the Company, Stockholders and Investors enter into this Agreement relating to the transfer of Shares by the Stockholders.

         Whereas, the Company desires that Premiere shall be a party to any such agreement.

         NOW THEREFORE, in consideration of the mutual promises, covenants and agreements contained herein, the parties agree as follows:

         1.      Transfer by Stockholder.

                 1.1      Pre-Initial Public Offering.

                 (a) Prior to an Initial Public Offering, if a Stockholder proposes to effect a sale, transfer or other disposition in any one transaction or series of transactions (a "Sale") to any one or more persons or group of persons (the "Buyer") of any amount of the Shares (including, for this purpose, Shares issuable upon exercise or conversion of options, convertible securities, or warrants proposed to be sold, transferred or disposed
                          of) representing 10% or more of the outstanding Shares (the "Purchase Offer"), such Stockholder shall
                          (i) offer to the Investors the opportunity to sell to the Buyer the Tag-Along Portion (as hereinafter defined) of such Investor's Shares for the same consideration per share and otherwise on the same terms and conditions (except to the extent set forth in Section 1.1(d)) upon which such Stockholder sells its Shares; provided, however, that the provisions of this Section 1.1(a) shall not apply to a Sale to any affiliate of any Stockholder, but it shall be a condition to any such Sale that such affiliate assume all of the obligations of the transferring Stockholder hereunder. The "Tag-Along Portion" with respect to any Investor shall be that number of Shares held by such Investor, as the case may be, which is equal to the product of (x) the total number of Shares held by such Investor as of the date that the Tag-Along Notice (as defined below) is provided in accordance with paragraph (b) below multiplied by
                          (y) a fraction the numerator of which is the aggregate number of Shares that the Stockholders propose to sell as set forth in such Tag- Along Notice and the denominator of which is the total number of Shares held by the Stockholders as of such date.

                 (b) The applicable Stockholder shall cause the Purchase Offer to be reduced to writing and shall provide a written notice (the "Tag-Along Notice") of the Purchase Offer to the Investors. The Tag-Along Notice shall contain written notice of such Stockholder's offer to the Investors to sell the Tag-Along Portion of their respective Shares setting forth the consideration per share to be paid by the Buyer and the other terms and conditions of the Purchase Offer. Each Investor shall have fifteen
                          (15) business days to elect to participate in the Sale, which election shall be made by giving notice to such Stockholder at its address specified in the Tag-Along Notice, and if an Investor elects to participate in the Sale, such Investor shall use all reasonable efforts in a timely manner, to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable, under applicable laws and regulations (including, without limitation, to ensure that all appropriate legal and other requirements are met and all consents of third persons are obtained), to consummate the sale of its Shares pursuant to the proposed transactions contemplated by this Section 1.1.

                 (c)      At the closing of the Sale of Shares pursuant to this
                          Section 1.1, the consideration with respect to Shares of any Investor sold pursuant hereto shall be paid directly to such Investor pursuant to such Investor's written instructions. The applicable Stockholder shall furnish such other evidence of the completion and time of completion of such Sale and the terms thereof as shall be reasonably requested by any selling Investor.



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
                 (d) No provision in this Section 1.1 shall require any Investor to make any representation (other than as to title, lack of encumbrances, due authorization, power, no conflicts with such Investors instruments, and enforceability and information relating solely to such Investor) or provide any indemnification in any such agreement and no right or obligation of any of the Investors shall be conditioned upon the making of such representation or the provision of such indemnification.

                 1.2      Post Initial Public Offering.

                 (a) Subsequent to an Initial Public Offering, if a Stockholder proposes to effect a sale, transfer or other disposition in any one transaction or series of transactions (a "Sale") to any one or more persons or group of persons (the "Buyer") of any amount of the Shares (including, for this purpose, Shares issuable upon exercise or conversion of options, convertible securities, or warrants proposed to be sold, transferred or disposed of) representing 10% or more of the outstanding Shares (the "Purchase Offer"), such Stockholder shall (i) offer to the Investors the opportunity to sell to the Buyer the Tag-Along Portion (as hereinafter defined) of such Investor's Shares for the same consideration per share and otherwise on the same terms and conditions (except to the extent set forth in Section 1.2(d)) upon which such Stockholder sells its Shares; provided, however, that the provisions of this Section 1.2(a) shall not apply to a Sale to any affiliate of any Stockholder, but it shall be a condition to any such Sale that such affiliate assume all of the obligations of the transferring Stockholder hereunder. The "Tag-Along Portion" with respect to any Investor shall be that number of Shares held by such Investor, as the case may be, which is equal to the product of (x) the total number of Shares held by such Investor as of the date that the Tag-Along Notice (as defined below) is provided in accordance with paragraph (b) below multiplied by (y) a fraction the numerator of which is the aggregate number of Shares that the Stockholders propose to sell as set forth in such Tag- Along Notice and the denominator of which is the total number of Shares held by the Stockholders as of such date.

                 (b) The applicable Stockholder shall cause the Purchase Offer to be reduced to writing and shall provide a written notice (the "Tag-Along Notice") of the Purchase Offer to the Investors. The Tag-Along Notice shall contain written notice of such Stockholder's offer to the Investors to sell the Tag-Along Portion of their respective Shares setting forth the consideration per share to be paid by the Buyer and the other terms and conditions of the Purchase Offer. Each Investor shall have twenty (20) business days to elect to participate in the Sale, which election shall be made by giving notice to such Stockholder at its address specified in the Tag-Along Notice, and if an Investor elects to participate in the Sale, such Investor shall use all reasonable efforts in a timely manner, to take, or cause to be





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
                          taken, all action and to do, or cause to be done, all things necessary, proper or advisable, under applicable laws and regulations (including, without limitation, to ensure that all appropriate legal and other requirements are met and all consents of third persons are obtained), to consummate the sale of its Shares pursuant to the proposed transactions contemplated by this Section 1.2.

                 (c)      At the closing of the Sale of Shares pursuant to this
                          Section 1.2, the consideration with respect to Shares of any Investor sold pursuant hereto shall be paid directly to such Investor pursuant to such Investor's written instructions. The applicable Stockholder shall furnish such other evidence of the completion and time of completion of such Sale and the terms thereof as shall be reasonably requested by any selling Investor.

                 (d) No provision in this Section 1.2 shall require any Investor to make any representation (other than as to title, lack of encumbrances, due authorization, power, no conflicts with such Investors instruments, and enforceability and information relating solely to such Investor) or provide any indemnification in any such agreement and no right or obligation of any of the Investors shall be conditioned upon the making of such representation or the provision of such indemnification.

                 1.3 Transfer by the Investors. Any proposed transfer of Shares owned by the Investors shall be governed by Section 7(b) of their respective stock purchase agreements.

                 1.4 Excluded Transfers. The foregoing restrictions contained in this Section 1 shall not apply with respect to any transfer of Stockholder Shares by any Stockholder pursuant to applicable laws of descent and distribution or among such Stockholder's Family Group. Any attempted transfer or other act in violation of this Section 1 shall be of no effect and the attempted transferee or other party shall receive no rights in the Stockholder Shares, and the Company agrees that it will not transfer any such Stockholder Share on the stock transfer records of the Company. For purposes of this Section 1, "Family Group" means a Stockholder's spouse and descendants (whether natural or adopted) and any trust solely for the benefit of the Stockholder and/or the Stockholder's spouse and/or descendants. In the event of, and prior to, any sale or disposition permitted under this Section 1, the transferring party shall cause the prospective transferee to execute and deliver to the Company, HMTF, Premiere, Motorola and the other Stockholders a counterpart of this Agreement.

         2. Legend. Each certificate evidencing Shares of each Stockholder ("Stockholder Shares") and each certificate issued in exchange for or upon the transfer of any Stockholder Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

                 "The securities represented by this certificate are subject to a Stockholders Agreement dated December 31, 1996 among the issuer of such securities (the "Company") and certain of the Company's stockholders. A copy of such Stockholders Agreement will be furnished without charge by the Company to the holder hereof upon written request made to the Secretary of the Company."





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
The Company shall imprint such legend on certificates evidencing Stockholder Shares outstanding prior to the date hereof.

         3. Term. Section 1.1 of this Agreement shall terminate and cease to be effective on the earlier of (i) the later of (x) the third anniversary date of this Agreement or (y) when the Stockholders no longer own more than 50% of the shares entitled to vote for the election of the board of directors of the Company or (ii) immediately prior to the consummation of the Initial Public Offering (as defined in Section 7(a) of the Purchase Agreement). This Agreement (except as provided above) shall terminate and cease to be effective upon the third anniversary of the Initial Public Offering (as defined in Section 7(a) of the Purchase Agreement).

         4.      Miscellaneous.

                 4.1 Successors and Assigns. This Agreement and the terms and conditions contained herein are binding upon, and will inure to the benefit of, the parties hereto and their respective representatives, executors, administrators, heirs, successors and permitted assigns. The Investors may assign their rights and delegate their obligations and responsibilities hereunder to any 50% (or greater) owned subsidiary, direct or indirect or any general partner of HMTF or any 50% (or greater) owned subsidiary, direct or indirect of Premiere or Motorola, without the Company's consent, but neither this Agreement nor any rights or obligations hereunder may be assigned, directly, indirectly, voluntarily or involuntarily, by the Company or any Stockholders.

                 4.2 Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, excluding that body of law pertaining to conflict of laws. If any provision of this Agreement is found to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible and the remaining provisions of this Agreement will continue unaffected.

                 4.3 Waivers. No waiver by any party hereto of any term or condition of this Agreement will be effective unless set forth in a writing signed by such party. No waiver of any provision of this Agreement will be deemed a waiver of any other provision. No failure or delay on the part of any party in exercising any right, remedy, power or privilege under this Agreement will operate as a waiver thereof, nor will a single or partial exercise thereof preclude any other or further exercise of any rights, remedies, powers or privileges.

                 4.4 Entire Agreement; Modifications. This Agreement, including the Schedule attached hereto, which is incorporated herein by reference, constitutes the full Agreement among the parties hereto pertaining to the subject matter hereof and supersedes in its entirety all prior and contemporaneous agreements, understandings, negotiations and discussions of the parties, whether oral or written, with respect to the subject matter hereof.
No supplement, modification or amendment to this Agreement will be binding unless executed in writing by the party or parties against whom enforcement is sought.





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
                 4.5 Counterparts and Expenses. This Agreement may be executed in any number of counterparts. Each party shall be responsible for its own expenses and fees incurred in connection with the negotiation, execution and performance of the Agreement, and related documents, including counsel fees, except as otherwise stated. The Company shall not pay or reimburse the Stockholders for the expenses and fees of the Stockholders incurred in connection with this Agreement.

                 4.6 Survival of Representations and Warranties. All representations, warranties, covenants and other agreements contained herein shall survive the Closing Date.

                 4.7 Notices. All notices which are permitted or required under this Agreement shall be in writing and delivered personally or sent by registered, certified, overnight or regular mail, postage prepaid, addressed as follows, or to such other person or address as may be designated by notice to the other party:

                 If to HMTF AudioNet Investors:

                                  c/o Thomas O. Hicks
                                        Patrick K. McGee
                                  HMTF AudioNet Investors
                                  200 Crescent Court
                                  Suite 1600
                                  Dallas Texas  75201-6950

                 with a copy to

                                  Weil, Gotshal & Manges LLP
                                  100 Crescent Court
                                  Suite 1300
                                  Dallas, Texas  75201
                                  Attn:    Glenn D. West
                                  Telefax Number: 214/746-7777

                 If to Motorola

                                  Motorola, Inc.
                                  1303 E. Algonquin Road
                                  Schaumburg, IL  60196
                                  Attn: New Enterprises
                                  Telefax Number: 214/746-7777

                 If to Premiere:

                                  Premiere Radio Networks, Inc.
                                  15260 Ventura Boulevard
                                  Suite 500
                                  Sherman Oaks, CA  91403
                                  Attn:    Steve Lehman, President





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
                 If to the Stockholders:

                                  c/o Mark Cuban
                                      Todd Wagner
                                  AudioNet, Inc.
                                  2929 Elm Street
                                  Dallas, Texas  75226

                 If to the Company:

                                  AudioNet, Inc.
                                  2929 Elm Street
                                  Dallas, Texas  75226
                                  Attn:  Todd Wagner

                 With a copy to:

                                  Gibson, Dunn & Crutcher LLP
                                  200 Park Avenue
                                  New York, New York  10166
                                  Attn:  Sean Griffiths, Esq.

         Notices shall be deemed delivered when delivered personally or received by telecopy or after being mailed by prepaid certified or registered mail with return receipt requested or by such other method (including air courier) which provides for a signed receipt upon delivery. The addresses and numbers set forth above shall be conclusive for all purposes unless and until written notice of a change of address shall be sent to the parties herein.

         4.8 Further Action. Each party hereto shall take such further action and shall execute and deliver such further documents as reasonably may be requested by any other party in order to carry out the provisions and purposes of this Agreement.





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
         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.
                                           HMTF AudioNet Investors


                                           By: /s/ PATRICK McGEE
                                               -------------------------
                                               Name:  Patrick McGee
                                               Title:  General Partner


                                           AudioNet, Inc.


                                           By:  /s/ TODD WAGNER
                                                ----------------------------
                                                Name: Todd Wagner
                                                Title: CEO

                                           Motorola, Inc.


                                           By:  /s/ STEVEN D. LEEKE 12/30/96
                                                ----------------------------
                                                Name: Steven D. Leeke
                                                Title: Dir. & GM ICS


                                           Premiere Radio Networks, Inc.


                                           By:  /s/ HAROLD WROBEL
                                                -------------------------
                                                Name: Harold Wrobel
                                                Title: Sr. Vice President


                                           STOCKHOLDERS

                                           /s/ MARK CUBAN
                                           -----------------------------------
                                           Mark Cuban

                                           /s/ TODD R. WAGNER
                                           -----------------------------------
                                           Todd R. Wagner





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

                  ADDENDUM TO DECEMBER STOCKHOLDERS AGREEMENT

          This Addendum (the "Addendum") to December Stockholders Agreement (attached hereto as Exhibit A) (the "December Agreement") is made and entered into as of the 24th day of February 1997 by and among AudioNet Inc., a Delaware corporation maintaining its principal office at 2929 Elm Street, Dallas, Texas (the "Company"), Intel Corporation, a Delaware corporation maintaining its principal office at 2200 Mission College Boulevard, Santa Clara, California 95052-8119 ("Intel"), and the Stockholders of the Company who have signed this Addendum (individually a "Stockholder" and collectively the "Stockholders").

         Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the December Agreement.

         WHEREAS, the Stockholders currently own, beneficially and of record, in the aggregate 129,694 shares of the outstanding Shares of the Company (on a fully diluted basis).

         WHEREAS, pursuant to the terms of a Stock Purchase and Warrant Agreement, dated as of the date hereof, between the Company and Intel (the "Stock and Warrant Purchase Agreement") Intel desires to purchase 4,905 shares of common stock of the Company and a warrant to purchase shares of common stock of the Company.

         WHEREAS, a condition to Intel's obligation to purchase the shares of common stock and warrant pursuant to the Stock and Warrant Purchase Agreement is that Intel shall be entitled to all of the rights and bound by all of the obligations of an "Investor" under the December Agreement.

         WHEREAS, the Stockholders, in order to induce Intel to enter into the Stock and Warrant Purchase Agreement, desire to grant rights to Intel as an Investor under the December Agreement.

         NOW, THEREFORE in consideration of the agreements set forth herein, the parties hereto agree as follows:

         1. Upon execution of this Addendum, Intel shall be entitled to all of the rights of an Investor under the December Agreement, subject to and bound by all of the terms, conditions, and covenants contained within the December Agreement effective as of the date hereof

         2. Each Stockholder hereby acknowledges that Intel is an Investor for purposes of the December Agreement effective as of the date hereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the date first written above.

                                        AudioNet, Inc.

                                        By: /s/ TODD WAGNER
                                            ------------------------------------
                                            Name:  TODD WAGNER
                                            Title: CEO

                                        Intel Corporation     ------------
                                                                LEGAL OK
                                                              ------------
                                                              PJT  2/22/97
                                                              ------------

                                        By: /s/ ARVIND SODHANI
                                            ------------------------------------
                                            Name:  ARVIND SODHANI
                                            Title: Vice President and Treasurer

                                        STOCKHOLDERS


                                        /s/ MARK CUBAN
                                        ----------------------------------------
                                        Mark Cuban

                                        /s/ TODD R. WAGNER
                                        ----------------------------------------
                                        Todd R. Wagner


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
                  ADDENDUM TO DECEMBER STOCKHOLDERS AGREEMENT

         This Addendum (the "Addendum") to December Stockholders Agreement (attached hereto as Exhibit A) (the "December Agreement") is made and entered into as of the 30th day of December 1997 by and among AudioNet Inc., a Delaware corporation maintaining its principal office at 2929 Elm Street, Dallas, Texas (the "Company"), Yahoo! Inc., a California corporation maintaining its principal office at 3400 Central Expressway, Suite 201, Santa Clara, CA, 95951 ("Yahoo"), and the Stockholders of the Company who have signed this Addendum (individually a "Stockholder" and collectively the "Stockholders").

         Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the December Agreement.

         WHEREAS, the Stockholders currently own, beneficially and of record, in the aggregate 7,257,840 shares of the outstanding Shares of the Company (on a fully diluted basis).

         WHEREAS, pursuant to the terms of a Stock Purchase Agreement, dated as of the date hereof, among the Company, Yahoo, Motorola, Inc. and Intel Corporation (the "Stock Purchase Agreement") Yahoo desires to purchase 79,618 shares of common stock of the Company.

         WHEREAS, a condition to Yahoo's obligation to purchase the shares of common stock pursuant to the Stock Purchase Agreement is that Yahoo shall be entitled to all of the rights and bound by all of the obligations of an "Investor" under the December Agreement.

         WHEREAS, the Stockholders, in order to induce Yahoo to enter into the Stock Purchase Agreement, desire to grant rights to Yahoo as an Investor under the December Agreement.

         NOW, THEREFORE in consideration of the agreements set forth herein, the parties hereto agree as follows:

         1. Upon execution of this Addendum, Yahoo shall be entitled to all of the rights of an Investor under the December Agreement, subject to and bound by all of the terms, conditions, and covenants contained within the December Agreement effective as of the date hereof

         2. Each Stockholder hereby acknowledges that Yahoo is an Investor for purposes of the December Agreement effective as of the date hereof

         IN WITNESS WHEREOF, the parties hereto have executed this Addendum to December Stockholders Agreement effective as of the date first written above.

                                        AudioNet, Inc.


                                        By: /s/ TODD WAGNER
                                           ------------------------------------
                                           Name:  Todd Wagner
                                           Title: CEO

                                        Yahoo! Inc.

                                        By: /s/ TIM KOOGLE
                                           ------------------------------------
                                           Name:  Tim Koogle
                                           Title: President and CEO

                                        STOCKHOLDERS


                                        /s/ MARK CUBAN
                                        ---------------------------------------
                                        Mark Cuban


                                        /s/ TODD WAGNER
                                        ---------------------------------------
                                        Todd R. Wagner


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